PAGE 1
          T. ROWE PRICE
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          T. Rowe Price Spectrum Fund, Inc.
             Spectrum Income Fund
             Spectrum Growth Fund
          Supplement to prospectus dated May 1, 1995
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          The Spectrum Funds received an exemptive order from the
          Securities and Exchange Commission dated October 18, 1995, that removed certain restrictions to which the Funds had been subject since their inception in 1990. The removal of these restrictions should give the funds greater flexibility in managing their investment programs. The new order provides as follows:

          o There is no limit on the amount of shares of an underlying Price fund that the Spectrum Funds may own. Under the old order, the Spectrum Funds were not permitted to purchase shares of any underlying Price fund if, as a result of the purchase, they would own in total more than 15% of an underlying Price fund's outstanding voting shares. As an operating policy, the Board of Directors of the Spectrum Funds has determined to limit the Spectrum Funds to purchasing no more than 30% of an underlying Price fund's shares. This operating policy may be changed at any time by the Board of Directors.

          o There is no limit on the rate at which the Spectrum Funds may redeem their shares from the underlying Price funds. Under the old order, each Spectrum Fund was not permitted to redeem more than 1% of any underlying Price fund's assets during any period of less than 30 days, except when necessary to meet the Spectrum Fund's shareholder redemption requests. However, as an operating policy, the Board of Directors of the Spectrum Funds has determined to limit each Spectrum Fund to redeeming no more than 1% of the assets of any underlying Price fund during any period of less than 15 days. This operating policy may be changed at any time by the Board of Directors.

          o There is no restriction on the selection of underlying Price funds in which the Spectrum Funds may invest and there is no restriction on the percentage ranges of each Spectrum Fund that may be allocated to the underlying Price funds. However, the underlying Price funds in which the Spectrum Funds may invest and the percentage ranges of each Spectrum Fund that may be allocated to the underlying Price funds are fundamental policies and may not be changed without a shareholder vote. Shareholders would be informed of any such vote via a proxy mailing and would have the opportunity to vote at that time.

          Page 2, 11, 13, 14, and 21 of the May 1, 1995 prospectus are modified as appropriate by the changes described above.
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          The date of this supplement is October 18, 1995.
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